UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: May 4, 2006

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA		70433
(Address of Principal Executive Offices)		(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

At our 2006 Annual Meeting or Stockholders held on May 2, 2006, our stockholders approved a Second Amended and Restated Hornbeck Offshore Services, Inc. Incentive Compensation Plan, or the Plan, previously approved by our Board. The Company previously established the Plan to provide awards of options, restricted stock, performance-based restricted stock and other equity interests and incentives to select employees and non-employee directors. The amendment and restatement modifies the terms of the Plan to provide that restricted stock awards and other performance awards will vest on retirement. The amendment and restatement also modifies the list of business criteria in the definition of “performance measure” that may be used for the purposes of establishing a performance goal with respect to an award that complies with Section 162(m) of the Code to include earnings before interest, income taxes, depreciation, amortization and loss on early extinguishment of debt, or EBITDA. Finally, the amendment and restatement conforms the limitation on the maximum amount of compensation payable as an award (other than as an award of a stock option or a stock appreciation right) to any participant so that such maximum is based on shares of common stock of the Company and is not based on cash compensation. As revised, no participant in the Plan may receive total combined awards, of all types, under the Plan during a fiscal year, which in the aggregate cover more than 411,000 shares of common stock of the Company.

For a more complete understanding of its terms and provisions, please see the Plan filed as Exhibit 10.1 to this current report.

Item 2.02 – Results of Operations and Financial Condition

The information in this Item 2.02 of this Current Report is being furnished pursuant to Item 2.02 of Form 8-K and according to general instruction B.2. thereunder, the information in this Item 2.02 of this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

On May 4, 2006, Hornbeck Offshore Services, Inc., a Delaware corporation (the “Company”), announced the results of its operations for the three months ended March 31, 2006. Additional information is included in the Company’s press release dated May 4, 2006, which is attached hereto as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits.

10.1	The Second Amended and Restated Hornbeck Offshore Services, Inc. Incentive Compensation Plan

99.1	Press Release, dated May 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: May 4, 2006	By:	/S/ JAMES O. HARP, JR.
James O. Harp, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	The Second Amended and Restated Hornbeck Offshore Services, Inc. Incentive Compensation Plan

99.1	Press Release, dated May 4, 2006

4